Exhibit 99.1

Exhibit 99.1

Welcome

to the

D&E Communications, Inc. Annual Shareholders’ Meeting

May 25, 2006

Disclosure Regarding Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning: • projections of our future results of operations, cash flows or financial condition; • our business strategy and our ability to capitalize on any of our competitive strengths; and • the continued availability of capital resources.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following: • increasing competition in the communications industry; • a complex and uncertain regulatory environment; and • the impact on our business of our indebtedness and the covenants relating to this indebtedness.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure

In this presentation, we use the operating measure Adjusted EBITDA. Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slides entitled “Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss).” Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we

do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Agenda

• Strategic Direction – James W. Morozzi

• Financial Report – Thomas E. Morell

• “Delivering Excellence” Awards

• Questions

4

Strategic Direction

James W. Morozzi

President and CEO

Maximizing Shareholder Value

• Drive revenue and net income growth via:

– Strategic growth of broadband

– Growth of profitable “On Net” CLEC customers

– Increase sales of Professional and Managed Services to existing customer base

– Preservation of RLEC access lines

– Bundled services to create customer loyalty

• Use cash flow to expand market share in our regions

• Reduction of debt

6

2005 Strategic Priorities

• Broadband

• On Net

• Systems Integration

• “One Call” operation

• VoIP

• Convergence

7

2005 Accomplishments

Financial

– Improved Operating Income by 8%

– Improved Adjusted EBITDA by 2%

– Reduced Long Term Debt by $13M

– Maintained debt ratings from Standard & Poor’s, Moody’s

– Obtained unqualified audit opinion

– Obtained unqualified opinion on management’s assessment of internal controls

8

2005 Accomplishments

• Customer / Product Development

– 79% Broadband Subscriber Growth

– Added over 2,000 “On Net” CLEC lines

– Ended year with more than 6,000 video customers

– Launched Transparent LAN Service (TLS)

– Notable Customer Wins:

• Sterling Financial

• Messiah College

• Centre County Government

• Boyertown School District

Total Connections

209,675

RLEC

(4,909)

Dial-up

(3,576)

CLEC

2,335

DSL

8,780

Cable modems

59

Web hosting

43

Video

1,132

213,539

1/1/05

12/31/05

Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers

2005 Accomplishments

Operational

– Implemented new trouble management system, which resulted in 12% improvement in Grade of Service

– Reduced Out-Of-Service hours by more than 103,000 hours

– Four-year labor contract ratified by 76 union employees

– Staffing reduced by 10% overall – 30% in Systems Integration

Revenue Per Employee

Revenue per Employee $23,000 $22,000 $21,000 $20,000 $19,000 $18,000 $17,000 $16,000 $15,000 $14,000

1/05 2/05 3/05 4/05 5/05 6/05 7/05 8/05 9/05 10/05 11/05 12/05

900 850 800 750 700 650 600 550 500

Employees

Revenue (1) Employees(2)

(1) Revenue per employee is calculated by dividing the average monthly operating revenues for the prior twelve months by the number of employees.

(2)	Number of Employees are based on Full Time Equivalents and are an average of the prior twelve months

2005 Accomplishments

Strategic

– Organizational focus on

“owning the broadband connection”

– Direct CAPEX to support “On Net” and broadband deployment

– Sold ownership interests in Pilicka Telefonia and PenTeleData

Relative Stock Performance $125 $100 $75 $50 $25 $0

2000 2001 2002 2003 2004 2005 04/30/06

Nasdaq US

Nasdaq Telecom

D & E

Source: Center for Research in Security Prices (CRSP) at the University of Chicago

Relative Sector Stock Price Performance

Daily From March 1, 2005—May 15, 2006 $125 $115 $105 $95 $85 $75 $65

3/1/05

4/19/05

6/7/05

7/26/05

9/13/05

11/1/05

12/20/05

2/7/06

3/28/06

5/15/06

D&E – 21.8%

S&P 500 – 7.0% Large ILECs – 6.2% Small ILECS – 4.7% RBOCs – 3.7%

High-Div ILECs – (4.8%)

Source: Credit Suisse and Company data

RBOCs: Verizon, BellSouth, SBC (AT&T), Qwest.

Large ILECs: ALLTEL, CenturyTel, Cincinnati Bell, Commonwealth, TDS. High-Dividend ILECs: Alaska, Citizens, FairPoint, Iowa, Valor, CCI. 15 Small ILECs: Hickory Tech, North Pittsburgh, Warwick, CTC.

ILEC Trading Multiples

Enterprise Value / 2005 Adjusted EBITDA Multiples

High Dividend ILECs

8.5x

8.2x

7.6x

7.1x

6.9x

6.7x

Avg. 7.5x

Dividend Yield

(Current)

7.0% 9.3% 11.9% 7.7% 10.2% 7.8%

6.5x 6.4x

6.2x

5.7x 5.6x 5.3x Avg.

5.1x

4.7x 5.7x

NM 4.1% 3.3% 5.9% 0.7% 5.1% 2.6% 6.1%

Note: NM means “Not Meaningful.”

Source: Credit Suisse and Company data, most recent public data as of May 15, 2006

Our Mission – to be a leading regional broadband ICP

D&E’s purpose is to “connect” customers

Broadband Growth Strategy

• Strategic importance of wireline access lines and broadband connections

– Migrating to Next Generation Core IP Platform

• Broadband connections enable the Internet to become a viable content delivery platform for consumers

– Challenges cable’s status quo

• Deploying Fiber-to-the-Node (FTTN)

– Targeting dial-up subscribers

Broadband Growth Strategy

• Broadband delivers “On-Net” CLEC service and customer satisfaction

– Improved margins

– Improved quality of service

• Broadband creates new revenue opportunities

– Leverage NOC experience with Managed Services for business customers

Broadband’s Tipping Point

• Broadband penetration creates new opportunities for consumers

– Downloading music & movies

• “Time Shifting” is fast becoming the norm

– Video Streaming

• Significant new entry into the marketplace

– Video Drives Bandwidth

Broadband Video

• ABC

– Free full episode streaming

• CBS

– “innertube” – High speed broadband channel

– Original programming

• NBC

– Video highlights

• Major League Baseball

– MLB.TV

– Live streaming content

– Mosaic

Business Strategy

Systems Integration

• Bold steps taken to reduce and control segment expenses

• Emphasis on MVP products and services (Managed Services, VoIP equipment and Professional Services)

• Incorporation of S-I services into the ICP offering to customers

Business Strategy

Systems Integration

• Some Strategic Customer Relationships

– County Commissioners Association of PA – Access (CLEC), Consultative Network Infrastructure Design

– Lancaster County-wide Communications – Access, Professional Services and Managed Services

– City of Lebanon – Consultative Services for Network Infrastructure, Staff Augmentation

– Ephrata Community Hospital – Voice systems, Access

• Recent Wins:

– Manheim Central School District—VoIP

– County of Lancaster – Professional Services, Access, Network Infrastructure Design

– Reading School District – Professional Services

•	Ephrata Community Hospital – Professional Services

Systems Integration

Boyertown School District

Issue / Need

– Needed a more reliable network

– More accessibility

Solution

– Network upgrade

– VoIP equipment – 600 phones

– Wireless LAN throughout campus

– Managed Services

Results

– Reliable network & voice communications systems

– Accessibility throughout the campus

Financial Report

Thomas E. Morell

Chief Financial Officer

D&E Communications, Inc.

Revenue, Adjusted EBITDA, Operating Income and Net Income/(Loss)

($in millions) $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0

-$20

173.1

62.4

23.8

4.1

176.3

60.1

20.9

176.2

61.4

22.7

13.7

(2.7)

2003 2004 2005

Revenue

Adjusted EBITDA(1) Operating Income(2) Net Income/(Loss)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2)	Does not adjust for inter-company transactions

D&E Communications, Inc.

RLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $120 $100 $80 $60 $40 $20 $0

113.3

65.3

33.7

111.0

59.9

29.2

110.5

62.1

32.5

2003 2004 2005

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2)	Does not adjust for inter-company transactions

D&E Communications, Inc.

CLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $50 $40 $30 $20 $10 $0

-$10

35.8

0.2

(3.8)

37.6

1.7

(2.7)

40.8

3.5

(1.5)

2003 2004 2005

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2)	Does not adjust for inter-company transactions

D&E Communications, Inc.

Internet Services Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $14 $12 $10 $8 $6 $4 $2 $0

-$2

7.3

0.7

(0.1)

10.4

1.4 0.3

13.0

0.7

(0.6)

2003 2004 2005

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

D&E Communications, Inc.

Systems Integration Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $30 $25 $20 $15 $10 $5 $0

-$5

-$10

23.4

(2.6) (4.3)

24.8

(2.7) (4.6)

20.3

(4.2) (5.8)

2003

2004 2005

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

Historical Financial Summary

Capital Expenditures

($in millions)

2003	2004 2005
%	of % of % of
Total	Total Total
RLEC	$13.9 63.8% $18.9 70.0% $23.4 76.2%
CLEC	4.0 18.3% 5.0 18.5% 4.3 14.0%
Internet	1.3 6.0% 1.1 4.1% 1.9 6.2%
Systems
0.9	4.1% 1.1 4.1% 0.4 1.3%
Integration
Video	&
1.7	7.8% 0.9 3.3% 0.7 2.3%
Other
Totals	$21.8 $27.0 $30.7

Selected Uses of Cash

($in millions) $35 $30 $25 $20 $15 $10 $5 $0

25.2

13.7

5.3

2.0

7.1

13.3

30.9

13.3 13.0

7.7 6.8

0.0

2004 2005

CAPEX(1)

Interest

Debt Payment(2) Income Taxes Dividend Treasury Stock

(1)	Capital expenditures, net of proceeds from sales
(2)	Payments on long term debt and revolving lines of credit, net of proceeds from long term financing

D&E Communications, Inc.

Revenue, Adjusted EBITDA, Operating Income and Net Income

($in millions) $45 $40 $35 $30 $25 $20 $15 $10 $5 $0

42.8

14.3

4.6

2.9

42.6

14.4

4.8

1.6

1Q2005 1Q2006

Revenue

Adjusted EBITDA(1) Operating Income (2) Net Income (3)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2)	Does not adjust for inter-company transactions
(3)	1Q2005 includes $1.4 million of Net Income from the sale of our ownership interest in PenTeleData

D&E Communications, Inc.—RLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $30 $25 $20 $15 $10 $5 $0

27.2

14.8

7.4

26.8

14.3

7.2

1Q2005 1Q2006

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

D&E Communications, Inc.—CLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $12 $10 $8 $6 $4 $2 $0

-$2

9.8

0.5

(0.6)

10.6

1.4

(0.1)

1Q2005 1Q2006

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

D&E Communications, Inc.- ISP

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $4 $2 $0

-$2

3.1

0.1

(0.2)

3.7

0.3

(0.1)

1Q2005 1Q2006

Revenue

Adjusted EBITDA (1) Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

D&E Communications, Inc. –

Systems Integration

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($in millions) $6 $4 $2 $0

-$2

-$4

4.9

(1.0)

(1.4)

3.8

(1.3)

(1.7)

1Q2005 1Q2006

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached. (2) Does not adjust for inter-company transactions

D&E Communications, Inc.

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars	in thousands) 2003 2004 2005
RLEC	Adjusted EBITDA $65,254 $59,938 $62,056
CLEC	Adjusted EBITDA 199 1,699 3,541
Internet	Services Adjusted EBITDA 685 1,410 736
Systems	Integration Adjusted EBITDA (2,588) (2,681) (4,166)
Corp,	Other & Elim Adjusted EBITDA (1,157) (300) (763)
D&E	Communications Adjusted EBITDA 62,393 60,066 61,404
Depreciation	& amortization (38,626) (39,119) (38,745)
Equity	in net losses of affiliates (2,537) (3,172) 1,000
Interest	expense (18,074) (14,389) (14,177)
Gain/(loss)	on investments 790 (1,057) 6,895
Loss	on early extinguishment of debt 0 (5,252) 0
Other	income/(expense), net 1,964 1,679 3,205
Income	taxes (1,968) (1,430) (5,806)
Dividend	on utility preferred stock (65) (65) (65)
Loss	from operations of Paging business
net	of income tax benefit of $27 (53) 0 0
Cumulative	effect of change in
accounting	principle, net of income
taxes	of $177 260 0 0
Net	income/(loss) $4,084 $(2,739) $13,711

D&E Communications, Inc.

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars	in thousands) Q1 2005 Q1 2006
RLEC	Adjusted EBITDA $14,832 $14,297
CLEC	Adjusted EBITDA 546 1,409
Internet	Services Adjusted EBITDA 85 256
Systems	Integration Adjusted EBITDA (967) (1,340)
Corp,	Other & Elim Adjusted EBITDA (229) (248)
D&E	Communications Adjusted EBITDA 14,267 14,374
Depreciation	& amortization (9,650) (9,606)
Equity	in net losses of affiliates (59) (82)
Interest	expense (3,385) (3,838)
Gain/(loss)	on investments 2,053 0
Other	income/(expense), net 948 1,468
Income	taxes (1,270) (669)
Dividend	on utility preferred stock (16) (16)
Net	income/(loss) $2,888 $1,631

Announcing the 2005 “Delivering Excellence” Award Winners

William F. Brossman Founder’s Award:

Scott Burky

Sales and Customer Service Vice President

Bertha B. Blair Leadership Award:

Robin Ulrich

Organizational Development Manager

Anne B. Sweigart Community Service Award:

Jerry Haines

Facilities Maintenance Supervisor

Questions